Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Statements of Comprehensive Income
Net sales	$ 252	$ 223
Cost of sales	(91)	(77)
Gross profit	161	146
Operating Expenses:
Research and development	1,675	2,521	3,004
Selling, general and administrative	2,755	1,326	779
Milestone expense		5,000
Operating loss	(4,269)	(8,701)	(3,783)
Interest income	19	12	17
Interest expense		(1)	(181)
Realized gain on sale of short-term investments		46
Change in fair value of investor stock purchase option		(2,290)	610
Net loss before income tax	(4,250)	(10,934)	(3,337)
Income tax benefit		42
Net loss	$ (4,250)	$ (10,892)	$ (3,337)
Basic and diluted net loss per share (in dollars per share)	$ (0.27)	$ (0.81)	$ (0.30)
Weighted average shares outstanding-basic and diluted	15,557,969	13,431,661	11,069,342